UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 17, 2016

W.W. Grainger, Inc.
(Exact name of Registrant as Specified in its Charter)

Illinois	1-5684	36-1150280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Grainger Parkway, Lake Forest, Illinois  60045
(Address of Principal Executive Offices and Zip Code)

(847) 535-1000
(Registrant's Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.
On February 17, 2016, W. W. Grainger, Inc. (the “Company”) issued a press release announcing the Board of Director's nominees to stand for election as directors of the Company at its 2016 Annual Meeting of Shareholders.

As further described in the press release, William K. Hall, who has served as a director of the Company since 2005, will not stand for re-election in accordance with the Company's Criteria for Membership on the Board of Directors, which provide that an outside director generally will not be nominated after the age of 72.

A copy of the Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.   Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Document Description
99.1	Press release issued by the Company on February 17, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 17, 2016

W.W. GRAINGER, INC.

By:	/s/ Hugo Dubovoy, Jr
Name: Hugo Dubovoy, Jr. Title: Vice President, Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by the Company on February 17, 2016